AMENDMENT AGREEMENT

     THIS AMENDMENT AGREEMENT, dated as of June 17, 1999 (this "Agreement"), is be and among TERA COMPUTER COMPANY, a Washington corporation (the "Company") and the BANCA DEL GOTTARDO (the "Investor").

     WHEREAS, pursuant to a Purchase Agreement, dated as of March 9, 1999 (the "March 1999 Agreement"), the Investor purchased 1,111,111 shares of the Company's common stock, $0.01 par value (the "Common Stock), acquired common stock purchase warrants covering 1,111,111 shares of Common Stock and aquired the right to purachase and receive additional shares of Common Stock and warrants; and

     WHEREAS, the Company is raising additional capital from other sources in a private placement of Common Stock and Common Stock Purchase Warrants (the "Warrants") to be consummated in June 1999 (the "Private Placement"); and

     WHEREAS, the Investor has agreed to participate in the Private Placement;
and

     WHEREAS, it is a condition precedent to the closing of the Private Placement that certain additional agreements be reached among the Investor and the Company regarding the Investor's right to acquire additional shares of Common Stock and warrants;

     NOW THEREFORE, in consideration of the foregoing, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Definitions. All terms not defined in this Agreement are used as defined in the March 1999 Agreement.

     2. Private Placement. The Investor agrees to invest not less than $5,000,000 in the Private Placement pursuant to the purchase agreement and related documents governing the Private Placement.

     3. Option/Additional Shares. The March 1999 Agreement is amended to eliminate the Investor's right to purchase the Option Shares and receive Additional Warrants in Section 2 of the March 1999 Agreement and Company's obligation to issue Additional Shares contained in Section 3 of the March 1999 Agreement, and the March 1999 Agreement is hereby amended to delete Sections 2 and 3 in their entirety.

     4. Issuance and Amendment of Warrants.

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          (a) Issuance of Warrants. As part of the Closing of the Private
Placement and in addition to the Warrants to be issued to the Investor for its investment in the Private Placement on the same terms as all other investors in the Private Placement, the Company shall deliver to the Investor, or as the Investor shall otherwise designate, Warrants in the same form and with the same terms as the Warrants issued in the Private Placement for an aggregate of 775,556 shares of Common Stock plus 25% of the number of shares of Common Stock issued to the Investor as part of its investment in the Private Placement.

          (b) Amendment of Warrants. At the Closing of the Private Placement, the Warrants issued to the Investor pursuant to the March Agreement for an aggregate of 1,111,111 shares, and the other Warrants then issued, shall be amended to reduce the initial Exercise Price from $5.16 to the initial Exercise Price for the Warrants issued in the Private Placement.

     5. Registration. The Company agrees to register the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") within 30 days of issuance pursuant to the same Registration Statement as used for the registration of the resale of the shares issued in the Private Placement. The Company will enter into a Registration Rights Agreement with the Investor with the same terms and provisions as the Registration Rights Agreement it enters with the investors in the Private Placement.

     6. Term of Agreement. If the Closing of the Private Placement does not occur on or before June 30, 1999, then either party may declare this Agreement to be null and void, which declaration shall be binding on the other.

     7. Company Representations, Warranties and Covenants

     The Company represents and warrants to, and covenants and agrees with, the Investor that:

          (a) Organization and Authority. The Company is a corporation duly organized and validly existing under the laws of the State of Washington, and has all requisite corporate power and authority (i) to own, lease, and operate its properties and to carry on its business as now being conducted, and (ii) to execute, deliver, and perform its obligations under this Agreement, the Warrants and the other agreements to be executed and delivered or amended by the Company in connection with this Agreement, and to consummate the transactions contemplated hereby and thereby.

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          (b) Concerning the Warrants. The Warrants have been duly authorized and the Warrant Shares when issued upon due exercise of the Warrants, will be duly and validly issued, fully paid and non-assessable, and will not subject the holder thereof to personal liability by reason of being such holder.

          (c) Authorization. This Agreement and the Warrants have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered on behalf of the Company and this Agreement is, and the Warrants, when executed and delivered by the Company, will be, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and limits upon rights to indemnity.

          (d) Non-contravention. The execution and delivery of this Agreement by the Company and the issuance by the Company of the Warrants and Warrants Shares, as contemplated by this Agreement, and completion of the other transactions contemplated in this Agreement and the Warrants do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the Restated and Amended Articles of Incorporation or Bylaws of the Company, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound which would have a material adverse effect on the Company, or any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets which would have a material adverse effect on the Company.

          (e) Approvals. No authorization, approval or consent of any court, governmental body, regulatory agency or Nasdaq is required to be obtained by the Company for (i) the issuance of the Warrants as contemplated by this Agreement, and (ii) the issuance of Warrant Shares upon exercise of the Warrants, except for the filing of one or more Forms D with respect to such securities as required under Regulation D under the 1933 Act and Listing Applications on Nasdaq.

          (f) Information Provided All information provided by or on behalf of the Company to the Investor in connection with the transactions contemplated by the Agreement does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the

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statements therein, in the light of the circumstances in which they were made, not misleading.

          (g) SEC Filings. The Company has timely filed all required forms, reports and other documents with the SEC. Except as set forth on Sechedule 7(g), all of such forms, reports and other documents complied, when filed, in all material respects, with all applicable requirements of the 1933 Act and the 1934 Act.

     8. Certain Covenants and Restrictions.

          (a) Transfer Restrictions. The Investor acknowledges that (i) the Warrants have not been and are not being registered under the 1933 Act, and, except as provided in this Agreement and the Registration Rights Agreement, the Warrant Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (x) subsequently registered thereunder or (y) such Investor shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope, and substance to the Company, to the effect that the Warrant Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (ii) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any such resale of Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder (other than pursuant to Section 6(d) hereof and pursuant to the Registration Rights Agreement).

          (b) Restrictive Legend. The Investor acknowledges and agrees that, until such time as the Warrants and Warrant Shares have been registered under the 1933 Act, the certificates for the such securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such securities):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN

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EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF
1933, AS AMENDED, OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

Once an applicable Registration Statement has been declared effective, thereafter (i) upon request of a Investor the Company will substitute certificates without the above-referenced legend for certificates for any Warrant Shares issued prior to the date such Registration Statement is declared effective by the SEC which bear such legend and promptly remove any stop-transfer restriction relating to such Warrant Shares, but in no event later than five Business Days after surrender of such certificates by such Investor, and (ii) the Company shall not place any restrictive legend on certificates for any Warrant Shares issued or impose any stop-transfer restriction thereon.

          (c) Form D. The Company agrees to file a Form D with the SEC with respect to the Warrants and Warrant Shares as required under Regulation D promulgated under the 1933 Act and to provide a copy thereof to the Investor promptly after such filing. The Investor agrees to cooperate with the Company in connection with such filing and, upon request of the Company, to provide all information relating to the Investor reasonably required for such filing.

          (d) Authorization for Trading; Reporting Status. On or before the date that is 30 days after the Closing, but in any event before the effective date of the Registration Statement, the Company shall file a listing application for the Warrant Shares with the Nasdaq and shall provide evidence of such filing to the Investor, and the Company, on or before the date that is 30 days after the issuance thereof. From the Closing until such time as the Registration Statement is no longer required to be in effect, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

          (e) Certain Expenses and Fees. Whether or not the closing of the transactions contemplated hereby occurs, the Company shall pay or reimburse the Investor for all reasonable expenses (including, without limitation, legal fees and expenses of counsel to the Investor of up to $10,000) incurred by the Investors in connection with this Agreement and the transactions contemplated hereby.

          (f) Reservation of Common Stock. The Company shall take all action necessary so that a number of shares

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of the authorized but unissued Common Stock sufficient to provide for the issuance of Warrant Shares issuable hereunder are at all times reserved by the Company, free from preemptive rights. If the Company shall issue any securities or make any change in its capital structure which would change the number of shares of Common Stock issuable as Warrant Shares as herein provided, the Company shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for issuance of the Warrant Shares on the new basis. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to permit the issuance of all Warrant Shares issuable hereunder, the Company promptly shall seek, and use its best efforts to obtain and complete, such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

          (g) Trading Reports. The Investor shall promptly report to the Company all market sales of shares of Common Stock of the Company by such Investor.

          (h) Brokers' or Finders' Fees. The Company and the Investor represents and warrants to each other that they have not incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees, or agents' commission or other like payment in connection with this Agreement or the transactions contemplated hereby. Each party agrees to indemnify and hold the other parties harmless from and against any obligation or liability for brokers' or finders' fees or agents' commissions or other like payment based in any way on agreements, arrangements or understandings claimed to have been made by such indemnifying party with any third party.

     9. Miscellaneous.

          (a) Governing Law. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Washington.

          (b) Counterparts. This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, all of which together shall constitute one and the same instrument. A facsimile copy of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party.

          (c) Headings, etc. The headings, captions and footers of this Agreement are for convenience of reference

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and shall not form part of, or affect the interpretation of, this Agreement.

          (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

          (e) Amendments. No amendment, modification, waiver, discharge or termination of any provision of this Agreement nor consent to any departure by the Investors or the Company therefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement, and then shall be effective only in the specific instance and for the purpose for which given. No course of dealing between the parties hereto shall operate as an amendment of this Agreement.

          (f) Waivers. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, or any course of dealings between the parties, shall not operate as a waiver thereof or an amendment hereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.

          (g) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be delivered personally (which shall include telephone line facsimile transmission) or by courier and shall be effective upon receipt (or on the next Business Day, if the date of such receipt is not a Business Day), if delivered personally or by courier, in the case of the Company addressed to the Company at its address shown in the introductory paragraph of this Agreement, Attention: Chief Financial Officer (facsimile number (206) 701-2218), with a copy to Stoel Rives LLP, Suite 3600, One Union Square, 600 University Street, Seattle, WA 98101, Attn: Christopher J. Voss, Esq. (facsimile number (206) 386-7500) or, in the case of each Investor, at its address shown on the signature page of this Agreement, with a copy to the Law Offices of Gary L. Blum, 3278 Wilshire Blvd, Suite 603, Los Angeles, CA 90010 (facsimile number
(213) 384-1035), or such other address or telephone line facsimile transmission number as a party shall have provided by notice to the other party in accordance with this provision. Each Investor hereby designates as its address for any notice required or permitted to be given to the Investor pursuant to the Warrants the address shown on the signature page of this

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Agreement, until such Investor shall designate another address for such purpose.

          (h) Survival. The respective representations, warranties, covenants, and agreements of each Investor and the Company contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall survive the delivery of payment for the Initial Shares and the Option Shares, the issuance of the Warrants, the Additional Warrants the Adjustment Shares and the Warrant Shares, and shall remain in full force and effect regardless of any investigation made by or on behalf of them or any person controlling or advising any of them.

          (i) Entire Agreement; Confirmation. This Agreement and the annexes and schedules attached hereto set forth the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, with respect thereto. Except as amended hereby, the March 1999 Agreement and the Registration Rights Agreement remain in effect in accordance with their respective terms.

          (k) Further Assurances. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

          (l) Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

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     IN WITNESS WHEREOF, this Agreement has been duly executed by the Investors and the Company by their respective officers thereunto duly authorized as of the date set forth above.

TERA COMPUTER COMPANY


By: /s/ JAMES E. ROTTSOLK
   -----------------------------------
        Name:  James E. Rottsolk
        Title:    President and CEO


INVESTOR

BANCA DEL GOTTARDO


By: /s/ FABIO TESTORI                       CLAUDIO POLI
   -----------------------------------------------------------------
      Name:  Fabio Testori                      Claudio Poli
      Title: Member of Executive Board           Officer

Address:   viale S. Franscini 8
                6901 Lugano
                Switzerland

Telephone:  011-4191-808-1111
Facsimile:  011-4191-808-2454/43

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